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                                 EXHIBIT (10)(a)

                         CONSENT OF INDEPENDENT AUDITORS

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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated February 14, 2003 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, and (2) dated January 31, 2003 with respect to the subaccounts of Separate Account VA K, which are available for investment by contract owners of Retirement Income Builder III Variable Annuity, included in Post-Effective Amendment No. 3 to the Registration Statement (Form N-4 No. 333-76230) and related Prospectus of Retirement Income Builder BAI, formerly Retirement Income Builder III Variable Annuity.

                                                            /s/Ernst & Young LLP

Des Moines, Iowa
April 25, 2003